UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2010

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10110 Sorrento Valley Road, Suite C San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 909-0736

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Report, “Optimer,” “we,” “us” and “our” refer to Optimer Pharmaceuticals, Inc.

Item 8.01  Other Events.

On February 23, 2010, we entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. (the “Underwriter”), relating to the issuance and sale of up to 4,887,500 shares of our common stock, par value $0.001 per share, including 637,500 shares of common stock issuable to the Underwriter pursuant to an overallotment option.  The price to the public in this offering was $11.00 per share.  Pursuant to the Underwriting Agreement, the Underwriter agreed to purchase 3,551,136 of these shares, including the 637,500 shares subject to the overallotment option, from us at a price of $10.36 per share.  The Underwriter did not receive any underwriting discounts or commissions in connection with the sale of the remaining 1,336,364 shares, which were sold to certain of our existing investors.  Subsequent to the execution of the Underwriting Agreement, the Underwriter exercised the overallotment option in full, and the offering was closed on March 1, 2010.  The net proceeds to us from this offering were approximately $51.5 million, after deducting underwriting discounts and commissions.

The offering was made pursuant to Optimer’s effective registration statement on Form S-3 (Registration Statement No. 333-163606) previously filed with the Securities and Exchange Commission and a prospectus supplement.  The Underwriting Agreement is filed as Exhibit 1.1 to this report, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.  A copy of the opinion of Cooley Godward Kronish LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

On February 24, 2010, we issued a press release announcing the pricing of the offering and on March 1, 2010, we issued a press release announcing the completion of the offering. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 hereto, respectively.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 23, 2010

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Press release announcing pricing of offering

99.2	Press release announcing completion of offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

Dated: March 1, 2010	By:	/s/ John D. Prunty
John D. Prunty
Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 23, 2010

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

99.1	Press release announcing pricing of offering

99.2	Press release announcing completion of offering